                                                                  EXHIBIT 10.18


                                CO-SALE AGREEMENT

         This Agreement is made and entered into as of March 3, 2000 by and among Sorrento Networks, Inc., a California corporation (the "Company"), those investors in the Company listed on Exhibit A attached hereto (the "Investors") and the stockholder of the Company listed on Exhibit B attached hereto (the "Stockholder").

         A. The Stockholder currently owns that number of shares of the Company's Common Stock (the "Common Stock") as shown beside such Stockholder's name on Exhibit B attached hereto.

         B. Each Investor is purchasing from the Company that number of shares of the Company's Series A Preferred Stock ("Series A Stock") shown beside such Investor's name on Exhibit A attached hereto, pursuant to that certain Series A Preferred Stock Purchase Agreement by and among the Company and the Investors dated March 3, 2000 (the "Purchase Agreement").

         C. To induce the Investors to purchase such shares of Series A Stock from the Company and to enter into the Purchase Agreement, the Stockholder has agreed to grant the Investors certain rights of co-sale with respect to the shares of the Company's Common Stock currently owned by the Stockholder as set forth in Exhibit B attached hereto, all on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises herein contained, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Certain Definitions. For purposes of this Agreement, the following terms have the following meanings:

                  1.1 "Stock" means and includes all shares of Common Stock issued and outstanding at the relevant time plus (a) all shares of Common Stock that may be issued upon exercise of any options, warrants and other rights of any kind that are then exercisable, and (b) all shares of Common Stock that may be issued upon conversion of (i) any convertible securities, including, without limitation, Series A Stock and debt securities then outstanding that are by their terms then convertible into or exchangeable for Common Stock or (ii) any such convertible securities issuable upon exercise of outstanding options, warrants or other rights that are then exercisable. For purposes of this Agreement, a person shall be deemed to own the number of shares of Stock issuable upon conversion, exchange or exercise of any such Securities.

                  1.2 "Offered Stock" means all Stock proposed to be Transferred by the Stockholder in any proposed Transfer, or series of related Transfers, that would result in the Stockholder transferring in the aggregate after the date of this Agreement ten percent (10%) or more of the Stock held by it as of the date of this Agreement.

                  1.3 "Transfer" and "Transferred" mean and include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including but not limited to transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, except for:

                           (a) any bona fide pledge to a financial institution
in connection with borrowing money from such financial institution for financing purposes if the pledgee executes a counterpart copy of this Agreement and becomes bound thereby as if such pledgee were a Stockholder;

                           (b) any transfers of Stock by gift during a
Stockholder's lifetime or on a Stockholder's death by will or intestacy to such Stockholder's "immediate family" (as defined below) or to a trust for the benefit of Stockholder or Stockholder's immediate family, provided that each transferee or other recipient executes a counterpart copy of this Agreement and becomes bound thereby as a Stockholder. For purposes of this Agreement, the term "immediate family" means Stockholder's spouse, lineal descendant or antecedent (whether natural or adopted), brother or sister, or the spouse of any of the foregoing;

                           (c) any transfer of Stock by a Stockholder made: (i)
pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations; (ii) pursuant to the winding up and dissolution of the Company; or (iii) at, and pursuant to, the IPO; or

                           (d) any transfers of Stock to an Investor pursuant to
such Investor's exercise of such Investor's right of co-sale hereunder; or

                           (e) any transfer of Stock to the Company upon
exercise of the right of repurchase or right of first refusal set forth in any founders' stock purchase agreement, option exercise agreement or other agreement with the Company that was entered into by the Stockholder at the time he or she acquired such Stock.

                  1.4 "IPO" means the first sale of the Company's Common Stock to the general public pursuant to a registration statement under the Securities Act of 1933, as amended, in which the gross proceeds to the Company (without reduction for underwriter's discounts and commissions or expenses of the sale), equals or exceeds $50,000,000.

                  1.5 "Change of Control" means any Transfer of Stock by the Stockholder which would result in the Stockholder owning less than a majority of the Company's then outstanding equity securities or less than a majority of the voting or beneficial rights in the Company's then outstanding equity securities.

         2. Notice of Proposed Transfer. Before the Stockholder may effect any Transfer, or series of related Transfers, that would result in the Stockholder Transferring in the aggregate after the date of this Agreement ten percent (10%) or more of the Stock held by it as of the date of this Agreement, the Stockholder (the "Selling Stockholder") must give at the same time to the Company and the Investors a written notice signed by the Selling Stockholder (the "Selling Stockholder's Notice") stating: (a) the Selling Stockholder's bona fide intention to transfer such Offered Stock; (b) the number of shares of Offered Stock proposed to be transferred to each

                                        2
proposed purchaser or other transferee ("Proposed Transferee"); (c) the name, address and relationship, if any, to the Selling Stockholder of each Proposed Transferee; (d) the bona fide cash price or, in reasonable detail, other consideration, per share for which the Selling Stockholder proposes to transfer such Offered Stock to each Proposed Transferee (the "Offered Price") and the proposed time of payment and other relevant terms of the proposed sale; (e) whether the Transfer would result in a Change of Control; and (f) the other material terms and conditions of the proposed transfer. Upon the request of the Company or any Investor, the Stockholder will promptly furnish to the Company and to the Investors such other information as may be reasonably requested to establish that the offer and Proposed Transferee(s) are bona fide.

         3. Right of Co-Sale.

                  3.1 Right of Co-Sale. Each Investor will have the right to participate in the sale of any Offered Stock in the manner set forth herein (the "Right of Co-Sale"). Pursuant to this Section 3, each Investor may transfer to the Proposed Transferee(s) identified in the Selling Stockholder's Notice such Investor's Pro Rata Share of the Offered Stock, by giving written notice to the Selling Stockholder within ten (10) days after the date of the Selling Stockholder's Notice; specifying the number of shares and type of Stock that such Investor desires to transfer to each Proposed Transferee by exercising the Right of Co-Sale. For purposes of this Section 3, an Investor's "Pro Rata Share" will be defined as (i) in cases where the proposed Transfer would not result in a Change of Control, a fraction, the numerator of which is the number of shares of Stock then owned by such Investor, and the denominator of which is the number of shares of Stock then owned by all Investors having a Right of Co-Sale hereunder plus the number of shares of Stock held by the Selling Stockholder who proposes the Transfer and (ii) in cases where the proposed Transfer would result in a Change of Control, all of the shares of Stock then owned by the Investor in priority to any shares of Stock held by any person other than Investors.

                  3.2 Consummation of Co-Sale. Each Investor, in exercising the Right of Co-Sale, may effect such Investor's participation in such Transfer by delivering to the Selling Stockholder at the closing of the transfer of Offered Stock to such transferee (the "Closing") one or more certificates, properly endorsed for Transfer, representing such Stock to be Transferred by such Investor. At the Closing, such certificates or other instruments will be transferred and delivered to the Proposed Transferee(s) set forth in the Selling Stockholder's Notice in consummation of the transfer of the Offered Stock pursuant to the terms and conditions specified in the Selling Stockholder's Notice, and the Stockholder will remit, or will cause to be remitted, to Investor at such Closing that portion of the proceeds of the Transfer to which Investor is entitled by reason of such Investor's participation in such transfer pursuant to the Right of Co-Sale.

                  3.3 Ownership of Common Stock. The Stockholder owns of record and beneficially that number of Shares of Common Stock shown beside the Stockholders name on Exhibit B attached hereto free and clear of all liens, charges or other encumbrances.

         4. Multiple Series, Classes or Types of Stock. If the Offered Stock consists of more than one series or class or type of Stock, each Investor has the right to transfer hereunder, such Investor's Pro Rata Share of each such series, class or type of Stock; provided, however, that as to the Right of Co-Sale, (a) if such Investor does not hold any of such series, class, or type of

                                       3

Stock, and the Proposed Transferee is not willing, at the Closing, to purchase some other series, class or type of Stock from such Investor as part of such Investor's Pro Rata Share or (b) if the Proposed Transferee is unwilling to purchase any Stock from such Investor at the Closing (each such circumstance being referred to herein as an "Incomplete Co-Sale"), then such Investor will have the put right (the "Put Right") set forth in Section 5.2 hereof.

         5. Refusal to Transfer; Put Right.

                  5.1 Refusal to Transfer. Any attempt by any Selling Stockholder to transfer any Stock in violation of any provision of this Agreement will be void. The Company will not (a) transfer on its books any Stock that has been sold, gifted or otherwise transferred in violation of this Agreement, or (b) treat as owner of such Stock, or accord the right to vote to or pay dividends to any purchaser, donee or other transferee to whom such Stock may have been so transferred.

                  5.2 Put Right. If a Selling Stockholder transfers any Stock in contravention of an Investor's Right of Co-Sale under this Agreement (a "Prohibited Transfer"), or if an Incomplete Co-Sale occurs and the provisions of
Section 4 hereof apply, the relevant Investor may require such Selling Stockholder to purchase from such Investor, for cash or such other consideration as the Selling Stockholder received in the Prohibited Transfer or Incomplete Co-Sale, that number of shares of Stock (of the same class, series or type as transferred in the Prohibited Transfer or Incomplete Co-Sale, if such Investor then owns Stock of such class, series or type, and otherwise of Common Stock or Series A Stock) having a purchase price equal to the aggregate purchase price such Investor would have received in the closing of such Prohibited Transfer or Incomplete Co-Sale if such Investor had exercised and been able to consummate such Investor's Right of Co-Sale with respect thereto (the Investor's "Put Right"). An Investor may exercise such Investor's Put Right by delivery of written notice to the Selling Stockholder and the Company (a "Put Notice") within thirty (30) days after such Investor becomes aware of the Prohibited Transfer or Incomplete Co-Sale. The closing of such sale to the Selling Stockholder under such Investor's Put Right will occur within seven (7) days after the date of such Investor's Put Notice (or, at the option of an Investor exercising rights under this Section 5.2 in the case of an Incomplete Co-Sale, at the closing of the Incomplete Co-Sale).

         6. Restrictive Legend and Stop-Transfer Orders.

                  6.1 Legend. Each Stockholder understands and agrees that the Company will cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents or instruments evidencing ownership of Stock by the Stockholder:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE
                  ARE SUBJECT TO CERTAIN RIGHTS OF CO-SALE AS
                  SET FORTH IN A CO-SALE AGREEMENT (DATED
                  MARCH 3, 2000) ENTERED INTO BY THE HOLDER OF
                  THESE SHARES, THE COMPANY AND CERTAIN
                  STOCKHOLDERS OF THE COMPANY. A COPY OF SUCH
                  AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE
                  OF THE COMPANY.

                                       4

                  SUCH RIGHTS OF CO-SALE ARE BINDING ON
                  TRANSFEREES OF THESE SHARES.

                  6.2 Stop Transfer Instructions. The Stockholder agrees, to ensure compliance with the restrictions referred to herein, that the Company may issue appropriate "stop transfer" certificates or instructions and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its records.

        7. Termination and Waiver.

                  7.1 Termination. The Investor's Right of Co-Sale will terminate upon the earliest to occur of the following: (a) the closing of the IPO; (b) the date on which this Agreement is terminated by a writing executed by the Company and holders of at least 75% of the voting power of the Stock then held by all Investors; or (c) the dissolution of the Company.

                  7.2 Waiver. The application of the Right of Co-Sale of an Investor as to any proposed Transfer by a Selling Stockholder of any Stock may be waived in advance of or after such transfer by the written agreement of the Investors holding at least 75% of the voting power of the Stock then held by all Investors, in which case such waiver will be binding as to all Investors. The Company and the Investors will have the absolute right to exercise or refrain from exercising any right or rights that each such party may have by reason of this Agreement, including without limitation the right to purchase or participate in the sale of Offered Stock. Neither the Company nor any Investor will incur any liability to any other party hereto with respect to exercising or refraining from exercising any such right or rights. Any waiver by a party of its rights hereunder will be effective only if evidenced by a written instrument executed by such party or its authorized representative.

         8. Miscellaneous Provisions.

                  8.1 Notices. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given to such party under this Agreement on the earliest of the following:

                           (a) the date of personal delivery;

                           (b) one (1) business day after transmission by
facsimile or telecopier, addressed to the other party at its facsimile number or telecopier address specified herein (or hereafter noticed to the parties hereto), with confirmation of transmission;

                           (c) one (1) business day after deposit with a return
receipt express courier for United States deliveries, or three (3) business days after such deposit for deliveries outside of the United States; or

                           (d) three (3) business days after deposit in the
United States mail by registered or certified mail (return receipt requested) for United States deliveries.

All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below

                                        5
such party's signature on this Agreement or on an Exhibit hereto, or at such other address as such other party may designate by ten (10) days advance written notice to the other parties hereto. All notices for delivery outside the United States will be sent by facsimile or by express courier. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date effectively given to the last party required to be given such notice. Notices to the Company will be marked "Attention: President."

                  8.2 Binding on Successors and Assigns; Inclusion Within Certain Definitions. This Agreement, and the rights and obligations of the parties hereunder, will inure to the benefit of, and be binding upon, their respective successors, assigns, heirs, executors, administrators and legal representatives and, any transferee of Stock. Any transferee of a Stockholder (including by means of those transfers which are excepted form the definition of "Transfer" in Section 1.3 hereof) shall be required to become a party hereto and will be considered a Stockholder for purposes of this Agreement without the need for any consent, approval or signature of any party hereto, other than those transferees of a Stockholder in compliance with the provisions of Section 3 hereof.

                  8.3 Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible and such invalidity, illegality or unenforceability will not affect any other provision of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had (to the extent not enforceable) never been contained herein.

                  8.4 Amendment.

                           (a) This Agreement may be amended only by a written
agreement executed by the Company, the Stockholder and Investors holding at least 75% of the Stock then held by all Investors. Any amendment effected in accordance with this Section 8.4 will be binding upon the Company, the Investors, the Stockholder and each of their respective successors and assigns.

                           (b) If an Investor sells or transfers some or all of
such Investor's Stock, then any transferee of such Investor shall be subject to all rights and obligations under this Agreement as the Investor from whom such Stock was acquired would have if such Investor owned the Stock so transferred.

                  8.5 Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.

                  8.6 Obligation of Company; Binding Nature of Exercise. The Company agrees to enforce the terms of this Agreement, and to use its best efforts to inform each Investor of any breach hereof (to the extent the Company has knowledge thereof) and to assist each Investor in the exercise of such Investor's rights and performance of such Investor's obligations hereunder.

                                       6

                  8.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all such counterparts together will constitute one and the same agreement.

                  8.8 Entire Agreement. This Agreement, including all Exhibits hereto, each of which is incorporated herein by reference, constitutes the entire agreement of the parties with respect to the specific subject matter hereof and supersedes in their entirety all other agreements or understandings between or among the parties hereto with respect to such specific subject matter.

                  8.9 Calculation; Binding Effect of Company Notices. All calculations of an Investor's Pro Rata Share will be made by the Company as of the date of the Company's notice in which such Pro Rata Share appears. The Pro Rata Share of an Investor as shown on any notice required hereunder to be delivered by the Company will be binding upon the parties hereto absent fraud or error.

                  8.10 Headings. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise stated, all references herein to Sections and Exhibits will refer to Sections of and Exhibits to this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       7

         IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement as of the date first written above.

                                        SORRENTO NETWORKS, INC.

                                        By:  Xin Cheng, Ph.D.
                                           -------------------------------------
                                        Title:  President
                                              ----------------------------------

                       Address:         9990 Mesa Rim Road
                                        San Diego, CA  92121


                                        STOCKHOLDER:

                                        MERET COMMUNICATIONS, INC.

                                        By:
                                           -------------------------------------
                                                 Christopher E. Sue,
                                                 Chief Financial Offficer

                       Address:         9990 Mesa Rim Road
                                        San Diego, CA  92121



                     [SIGNATURE PAGE TO CO-SALE AGREEMENT]

                                        INVESTORS:

                                        TELCOM-SNI INVESTORS, L.L.C.

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------
                       Address:
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------


                                        SIX RIVERS GROUP LTD.

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------
                       Address:
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------


                                        SUMMIT CAPITAL MANAGEMENT

                                        By: David Sandee
                                           -------------------------------------
                                        Title: President
                                              ----------------------------------
                       Address:
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------


                                        FISHER CAPITAL PARTNERS

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                       Address:         52160 Citation Court
                                        La Quinta, CA  92253

                     [SIGNATURE PAGE TO CO-SALE AGREEMENT]

                                       ANDERSEN, WEINROTH & CO., L.P.

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                      Address:         1330 Avenue of the Americas
                                       New York, NY  10019


                                       SORRENTO HOLDINGS, L.L.C.

                                       By: Rohit Phansalkar
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                      Address:         1330 Avenue of the Americas
                                       New York, NY  10019


                                       ANDERSEN, WEINROTH CAPITAL CORPORATION

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                      Address:         1330 Avenue of the Americas
                                       New York, NY  10019



                                       -----------------------------------------
                                       Renn Zaphiropoulos

                      Address:

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------



                                       -----------------------------------------
                                       Michael S. Kagnoff

                      Address:         5788 La Jolla Corona Drive
                                       La Jolla, CA  92037


                     [SIGNATURE PAGE TO CO-SALE AGREEMENT]

                                       VIRGO CAP, INC.

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                      Address:         8231 Bay Colony Drive, Unit 2101
                                       Naples, FL  34108


                     [SIGNATURE PAGE TO CO-SALE AGREEMENT]

                                       BELMARKEN HOLDING B.V.

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                      Address:         Fred. Roeskestraat 123
                                       1076 EE Amsterdam
                                       P.O. Box 74763
                                       1070 BT Amsterdam


                     [SIGNATURE PAGE TO CO-SALE AGREEMENT]

                                       GENERAL SIGNAL HOLDINGS COMPANY

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                      Address:         700 Terrace Point Drive
                                       Muskegon, MI  49440


                     [SIGNATURE PAGE TO CO-SALE AGREEMENT]

                                       ASM INVESTMENTS, L.L.C.

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                      Address:         8065 Leesburg Pike, Suite 400
                                       Vienna, VA  22182
                                       Attention:  Rosanne Kennedy


                     [SIGNATURE PAGE TO CO-SALE AGREEMENT]

EXHIBITS

Exhibit A:    List of Investors
Exhibit B:    List of Stockholders

                                    EXHIBIT A

                                LIST OF INVESTORS

NAME                                                              NUMBER OF SHARES
---------------------------------------------------------------   ----------------
Telcom-SNI Investors, L.L.C.                                           2,697,248
Belmarken Holding BV                                                   3,027,523
Andersen, Weinroth & Co., L.P.                                           275,230
Andersen, Weinroth Capital Corporation                                   357,799
Sorrento Holdings, L.L.C.                                              1,192,661
Summit Capital Management                                                 91,744
Virgo Cap, Inc.                                                           91,744
Fisher Capital Partners                                                  183,486
Six Rivers Group Ltd.                                                    183,486
Renn Zaphiropoulos                                                        45,872
Michael S. Kagnoff                                                        18,349
General Signal Holdings Company                                          550,459
ASM Investments, L.L.C.                                                  238,532

                                  Exhibit A-1

                                    EXHIBIT B

                              LIST OF STOCKHOLDERS


NAME                                                               NUMBER OF SHARES
----------------------------------------------------------------   ----------------
Meret Communications, Inc.                                             55,000,000
9990 Mesa Rim Road
San Diego, CA 92121


                                  Exhibit B-1